                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 2, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

           Delaware                                    000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

              10 Oceana Way, Norwood, Massachusetts                                                            02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of New Executive Officer

         On October 2, 2006,  Elcom  International, Inc. (the  "Company" or "Elcom") appointed  Paul C. Bogonis as its Vice
President of Finance and  Controller, effective  immediately.  Mr. Bogonis will serve as the principal financial and accounting officer of the Company.  Mr. Bogonis, who is 48, was the Vice President Finance and Treasurer of
Summit Design,  Inc., an electronic design  automation solutions provider, from 2002 to September 2006. Prior to that, from 1999 to 2002, Mr. Bogonis was the Corporate Controller of Innoveda,  Inc. (formerly  Viewlogic Sytems,
Inc.), a  publicly-held  electronic design automation software and solutions provider, which spun off Summit
Design, Inc. in 2002.  Upon commencement of his employment, Mr. Bogonis received a sign-on bonus of $10,000 from the Company.

                                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date:    October 3, 2006
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                                                                       By:   /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President and Chief Executive Officer